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                                                                    EXHIBIT 23.5


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on form S-8 (Nos. 333-17565, 333-33475 and 333-44371) of Renaissance Worldwide, Inc. of our report, dated March 12, 1998, on Neoglyphics Media Corporation as of December 31, 1997 and for the year then ended, appearing on page 18 of this Form 8-K.



Katch, Tyson & Company
November 5, 1998